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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
MAI Systems Corporation:


We consent to the use of our reports incorporated herein by reference in the registration statement and prospectus.


/s/ KPMG LLP
------------------------
    KPMG LLP

Irvine, California
October 26, 2001